                                                                               .
                                                                               .
                                                                               .



                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: SONICblue Inc                                                CASE NO. 03-51775  msj, 03-51776 msj, 03-51777 msj, 03-51778 msj
       Diamond Multimedia Systems, Inc
       ReplayTV, Inc                                                CHAPTER 11
       Sensory Science Corporation                                  MONTHLY OPERATING REPORT
                                                                    (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Jul-04                                      PETITION DATE: 03/21/03

Debtor in possession (or trustee) hereby submits this Monthly Operating Report
on the Accrual Basis of accounting (or if checked here    the Office of the U.S.
Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

                                                                              END OF CURRENT    END OF PRIOR    AS OF PETITION
                                                                                  MONTH            MONTH           FILLING
                                                                              --------------   --------------   --------------
ASSET AND LIABILITY STRUCTURE
a.  Current Assets                                                            $   79,699,689   $   81,604,614   $  167,641,723
                                                                              --------------   --------------   --------------
b.  Total Assets                                                              $   79,699,689   $   81,604,614   $  171,565,518
                                                                              --------------   --------------   --------------
c.  Current Liabilities                                                       $      566,017   $    2,767,866   $  259,140,287
                                                                              --------------   --------------   --------------
d.  Total Liabilities                                                         $  237,470,183   $  239,616,815   $  283,757,820
                                                                              --------------   --------------   --------------

                                                                                                                  CUMULATIVE
                                                                              CURRENT MONTH     PRIOR MONTH     (CASE TO DATE)
                                                                              --------------   --------------   --------------
STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH
a.  Total Receipts (includes net cash rec'd/paid to acquirer)                ($       61,785)  $      134,275   $  119,656,937
                                                                              --------------   --------------   --------------
b.  Total Disbursements                                                       $    1,400,234   $       84,854   $   43,036,977
                                                                              --------------   --------------   --------------
c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)               ($    1,462,018)  $       49,421   $   76,619,961
                                                                              --------------   --------------   --------------
d.  Cash Balance Beginning of Month                                           $   81,146,864   $   81,097,443   $    3,064,884
                                                                              --------------   --------------   --------------
e.  Cash Balance End of Month (c + d)                                         $   79,684,846   $   81,146,864   $   79,684,845
                                                                              --------------   --------------   --------------

                                                                                                                  CUMULATIVE
                                                                              CURRENT MONTH     PRIOR MONTH     (CASE TO DATE)
                                                                              --------------   --------------   --------------
PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                $      241,707  ($       64,365) ($   89,156,611)
                                                                              --------------   --------------   --------------
ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                   $            0   $            0
                                                                              --------------   --------------
POST-PETITION LIABILITIES                                                     $      566,017   $    2,767,866
                                                                              --------------   --------------
PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                        $            0   $            0
                                                                              --------------   --------------

                                                                                                    YES               NO
                                                                                               --------------   --------------
AT THE END OF THIS REPORTING MONTH:
Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of
payment, amount of payment and name of payee)                                                                         X
                                                                                               --------------   --------------
Have any payments been made to professionals?  (if yes, attach listing including date of
payment, amount of payment and name of payee)                                                  X (Exhibit 1)
                                                                                               --------------   --------------
If the answer is yes to 8 or 9, were all such payments approved by the court?                        X
                                                                                               --------------   --------------
Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,
attach listing including date of payment, amount and reason for payment, and name of payee)    X (Exhibit 2)
                                                                                               --------------   --------------
Is the estate insured for replacement cost of assets and for general liability?                      X
                                                                                               --------------   --------------
Are a plan and disclosure statement on file?                                                                          X
                                                                                               --------------   --------------
Was there any post-petition borrowing during this reporting period?                                                   X
                                                                                               --------------   --------------

Check if paid: Post-petition taxes  X;       U.S. Trustee Quarterly Fees  X;
                                   ---                                   ---
Check if filing is current for: Post-petition tax reporting and tax returns:
                                                                             ---
2002 tax return preparation is in progress

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:
      -----------------                          -------------------------------
                                                 Responsible Individual

                                                                  Revised 1/1/98

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                             FOR THE MONTH ENDED 07/31/04

                                                                              FROM SCHEDULES    MARKET VALUE
                                                                              --------------   --------------
ASSETS

          CURRENT ASSETS

                     Cash and cash equivalents - unrestricted                                  $   79,684,846
                                                                                               --------------
                     Cash and cash equivalents - restricted                                    $            0
                                                                                               --------------
                     Accounts receivable (net)                                       A         $            0
                                                                                               --------------
                     Inventory                                                       B         $            0
                                                                                               --------------
                     Prepaid expenses                                                          $       14,843
                                                                                               --------------
                     Professional retainers
                                                                                               --------------
                     Other:
                            -------------------------------------------                        --------------

                     --------------------------------------------------                        --------------

                                     TOTAL CURRENT ASSETS                                      $   79,699,689
                                                                                               --------------
          PROPERTY AND EQUIPMENT (MARKET VALUE)

                     Real property                                                   C         $            0
                                                                                               --------------
                     Machinery and equipment                                         D         $            0
                                                                                               --------------
                     Furniture and fixtures                                          D         $            0
                                                                                               --------------
                     Office equipment                                                D         $            0
                                                                                               --------------
                     Leasehold improvements                                          D         $            0
                                                                                               --------------
                     Vehicles                                                        D         $            0
                                                                                               --------------
                     Other:                                                          D
                            -------------------------------------------                        --------------
                                                                                     D
                     --------------------------------------------------                        --------------
                                                                                     D
                     --------------------------------------------------                        --------------
                                                                                     D
                     --------------------------------------------------                        --------------
                                                                                     D
                     --------------------------------------------------                        --------------

                                     TOTAL PROPERTY AND EQUIPMENT                              $            0
                                                                                               --------------
          OTHER ASSETS

                     Loans to shareholders                                                     --------------

                     Loans to affiliates                                                       --------------

                     --------------------------------------------------                        --------------

                     --------------------------------------------------                        --------------

                     --------------------------------------------------                        --------------

                     --------------------------------------------------                        --------------

                                     TOTAL OTHER ASSETS                                        $            0
                                                                                               --------------
                                     TOTAL ASSETS                                              $   79,699,689
                                                                                               ==============

NOTE:

         Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                                                                  Revised 1/1/98

                              LIABILITY AND EQUITY
                             (GENERAL BUSINESS CASE)

LIABILITIES FROM SCHEDULES

          POST-PETITION

                     CURRENT LIABILITIES

                                     Salaries and wages
                                                                                                                --------------
                                     Payroll taxes
                                                                                                                --------------
                                     Real and personal property taxes
                                                                                                                --------------
                                     Income taxes
                                                                                                                --------------
                                     Sales taxes
                                                                                                                --------------
                                     Notes payable (short term)
                                                                                                                --------------
                                     Accounts payable (trade)                                         A         $            0
                                                                                                                --------------
                                     Real property lease arrearage
                                                                                                                --------------
                                     Personal property lease arrearage
                                                                                                                --------------
                                     Accrued professional fees                                                  $      566,017
                                                                                                                --------------
                                     Current portion of long-term post-petition debt (due within 12 months)
                                                                                                                --------------
                                     Other:
                                            ------------------------------------------------                    --------------

                                     -------------------------------------------------------                    --------------

                                     -------------------------------------------------------                    --------------

                                     TOTAL CURRENT LIABILITIES                                                  $      566,017
                                                                                                                --------------
                     LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                                --------------

                                     TOTAL POST-PETITION LIABILITIES                                            $      566,017
                                                                                                                --------------

          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

                                     Secured claims                                                   F         $            0
                                                                                                                --------------
                                     Priority unsecured claims                                        F         $            0
                                                                                                                --------------
                                     General unsecured claims                                         F         $            0
                                                                                                                --------------
                                     TOTAL PRE-PETITION LIABILITIES                                             $  236,904,166
                                                                                                                --------------
                                     TOTAL LIABILITIES                                                          $  237,470,183
                                                                                                                --------------

EQUITY (DEFICIT)

                     Retained Earnings/(Deficit) at time of filing                                             ($  644,469,546)
                                                                                                                --------------
                     Capital Stock                                                                              $  419,094,388
                                                                                                                --------------
                     Additional paid-in capital                                                                 $  156,761,274
                                                                                                                --------------
                     Cumulative profit/(loss) since filing of case                                             ($   89,156,610)
                                                                                                                --------------
                     Post-petition contributions/(distributions) or (draws)
                                                                                                                --------------

                                     -------------------------------------------------------                    --------------
                     Market value adjustment
                                                                                                                --------------

                                     TOTAL EQUITY (DEFICIT)                                                    ($  157,770,494)
                                                                                                                --------------
TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                          $   79,699,689
                                                                                                                ==============

                                                                  Revised 1/1/98

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                                  ACCOUNTS RECEIVABLE         ACCOUNTS PAYABLE         PAST DUE
                                                                [PRE AND POST PETITION]       [POST PETITION]     POST PETITION DEBT
                                                               --------------------------   --------------------  ------------------
RECEIVABLES AND PAYABLES AGINGS
  0 -30 Days                                                   $                        0
                                                               --------------------------   --------------------
  31-60 Days                                                   $                        0
                                                               --------------------------   --------------------
  61-90 Days                                                   $                        0                         $                0
                                                               --------------------------   --------------------  ------------------
  91+ Days                                                     $                  595,070
                                                               --------------------------   --------------------
  Total accounts receivable/payable                            $                  595,070   $                  0
                                                               --------------------------   ====================
  Allowance for doubtful accounts                              $                  595,070
                                                               --------------------------
  Accounts receivable (net)                                    $                        0
                                                               ==========================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                             COST OF GOODS SOLD
----------------------------------                             ------------------
                                              INVENTORY(IES)
                                                BALANCE AT
                                               END OF MONTH    INVENTORY BEGINNING OF MONTH                       $                0
                                              --------------                                                      ------------------
                                                               Add -
  Retail/Restaurants -                                           Net purchase
                                                                                                                  ------------------
    Product for resale                        $            0     Direct labor
                                              --------------                                                      ------------------
                                                                 Manufacturing overhead
                                                                                                                  ------------------
  Distribution -                                                 Freight in
                                                                                                                  ------------------
    Products for resale                                          Other:
                                              --------------                                                      ------------------
                                                                                                                  $                0
                                                               -------------------------------------------------  ------------------

  Manufacturer -                                               -------------------------------------------------  ------------------

    Raw Materials
                                              --------------
    Work-in-progress                                           Less -
                                              --------------
    Finished goods                                               Inventory End of Month                           $                0
                                              --------------                                                      ------------------
                                                                 Shrinkage
                                                                                                                  ------------------
  Other - Explain                                                Personal Use
                                              --------------                                                      ------------------

------------------------------------------
                                                               Cost of Goods Sold                                 $                0
------------------------------------------                                                                        ==================
      TOTAL                                   $            0
                                              ==============

  METHOD OF INVENTORY CONTROL                                  INVENTORY VALUATION METHODS

  Do you have a functioning perpetual inventory system?        Indicate by a checkmark method of inventory used.
              Yes      No
                  ---     ---
  How often do you take a complete physical inventory?         Valuation methods -
                                                                   FIFO cost
                                                                                                            ----
    Weekly                                                         LIFO cost
                      ----                                                                                  ----
    Monthly                                                        Lower of cost or market
                      ----                                                                                  ----
    Quarterly                                                      Retail method
                      ----                                                                                  ----
    Semi-annually                                                  Other
                      ----                                                                                  ----
    Annually                                                         Explain
                      ----                                                                                  ----
Date of last physical inventory was
                                              --------------   ---------------------------------------------------------------------

                                                               ---------------------------------------------------------------------
Date of next physical inventory is
                                              --------------   ---------------------------------------------------------------------

                                                                  Revised 1/1/98

                                   SCHEDULE C
                                  REAL PROPERTY

                                                        COST     MARKET VALUE
                                                      --------   ------------
Description
     ----------------------------------------------   --------   ------------

     ----------------------------------------------   --------   ------------

     ----------------------------------------------   --------   ------------

     ----------------------------------------------   --------   ------------

     ----------------------------------------------   --------   ------------

     ----------------------------------------------   --------   ------------
     Total                                            $      0   $          0
                                                      ========   ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

                                                        COST     MARKET VALUE
                                                      --------   ------------
Description
Machinery & Equipment -

     ----------------------------------------------   --------   ------------

     ----------------------------------------------   --------   ------------

     ----------------------------------------------   --------   ------------

     ----------------------------------------------   --------   ------------
     Total                                            $      0   $          0
                                                      ========   ============

Furniture & Fixtures -

     ----------------------------------------------   --------   ------------

     ----------------------------------------------   --------   ------------

     ----------------------------------------------   --------   ------------

     ----------------------------------------------   --------   ------------
     Total                                            $      0   $          0
                                                      ========   ============

Office Equipment -

     ----------------------------------------------   --------   ------------

     ----------------------------------------------   --------   ------------

     ----------------------------------------------   --------   ------------

     ----------------------------------------------   --------   ------------
     Total                                            $      0   $          0
                                                      ========   ============

Leasehold Improvements -

     ----------------------------------------------   --------   ------------

     ----------------------------------------------   --------   ------------

     ----------------------------------------------   --------   ------------

     ----------------------------------------------   --------   ------------
     Total                                            $      0   $          0
                                                      ========   ============

Vehicles -

     ----------------------------------------------   --------   ------------

     ----------------------------------------------   --------   ------------

     ----------------------------------------------   --------   ------------

     ----------------------------------------------   --------   ------------
     Total                                            $      0   $          0
                                                      ========   ============

                                                                  Revised 1/1/98

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 07/31/04

        CURRENT MONTH
------------------------------
                                                                                       CUMULATIVE     NEXT MONTH
 ACTUAL    FORECAST   VARIANCE                                                       (CASE TO DATE)    FORECAST
 ------    --------  ---------                                                        ------------     --------
                                    REVENUES:
$      0              $      0    1   Gross Sales                                     $   7,257,704
--------   --------  ---------                                                       --------------   ---------
                      $      0    2   less: Sales Returns & Allowances                $   4,063,280
--------   --------  ---------                                                       --------------   ---------
           $      0   $      0    3   Net Sales                                       $   3,194,424   $       0
--------   --------  ---------                                                       --------------   ---------
                      $      0    4   less: Cost of Goods Sold  (Schedule 'B')        $   2,236,107
--------   --------  ---------                                                       --------------   ---------
           $      0   $      0    5   Gross Profit                                    $     958,317   $       0
--------   --------  ---------                                                       --------------   ---------
                      $      0    6   Interest                                        $           0
--------   --------  ---------                                                       --------------   ---------
$ 24,954              $ 24,954    7   Other Income:                                   $   3,554,673
--------   --------  ---------                      ---------------------            --------------   ---------
$      0              $      0    8   Gain or (Loss) on UMC sales                    ($  16,535,860)
--------   --------  ---------                                                       --------------   ---------
                      $      0    9                                                   $           0
--------   --------  ---------        -----------------------------------            --------------   ---------

$ 24,954   $      0   $ 24,954   10       TOTAL REVENUES                             ($  12,022,870)  $       0
--------   --------  ---------                                                       --------------   ---------

                                    EXPENSES:
$ 19,500             ($ 19,500)  11   Compensation to Owner(s)/Officer(s)             $     583,782
--------   --------  ---------                                                       --------------   ---------
$ 10,557             ($ 10,557)  12   Salaries                                        $   1,557,788
--------   --------  ---------                                                       --------------   ---------
                      $      0   13   Commissions                                     $           0
--------   --------  ---------                                                       --------------   ---------
$  3,610             ($  3,610)  14   Contract Labor                                  $     194,754
--------   --------  ---------                                                       --------------   ---------
                                      Rent/Lease:
                      $      0   15       Personal Property                           $       8,533
--------   --------  ---------                                                       --------------   ---------
                      $      0   16       Real Property                               $     999,738
--------   --------  ---------                                                       --------------   ---------
                      $      0   17   Insurance                                       $   2,463,055
--------   --------  ---------                                                       --------------   ---------
                      $      0   18   Management Fees                                 $           0
--------   --------  ---------                                                       --------------   ---------
                      $      0   19   Depreciation                                    $     159,065
--------   --------  ---------                                                       --------------   ---------
                                      Taxes:
$    459             ($    459)  20       Employer Payroll Taxes                      $     311,078
--------   --------  ---------                                                       --------------   ---------
                      $      0   21       Real Property Taxes                         $      12,760
--------   --------  ---------                                                       --------------   ---------
                      $      0   22       Other Taxes                                ($      26,493)
--------   --------  ---------                                                       --------------   ---------
                      $      0   23   Other Selling                                   $     931,305
--------   --------  ---------                                                       --------------   ---------
$ 39,453             ($ 39,453)  24   Other Administrative                            $     592,720
--------   --------  ---------                                                       --------------   ---------
                      $      0   25   Interest                                        $     777,750
--------   --------  ---------                                                       --------------   ---------
                      $      0   26   Other Expenses: amortization                    $   1,461,364
--------   --------  ---------                                                       --------------   ---------
                      $      0   27                                                   $           0
--------   --------  ---------        --------------------------------------------   --------------   ---------
                      $      0   28                                                   $           0
--------   --------  ---------        --------------------------------------------   --------------   ---------
                      $      0   29                                                   $           0
--------   --------  ---------        --------------------------------------------   --------------   ---------
                      $      0   30                                                   $           0
--------   --------  ---------        --------------------------------------------   --------------   ---------
                      $      0   31                                                   $           0
--------   --------  ---------        --------------------------------------------   --------------   ---------
                      $      0   32                                                   $           0
--------   --------  ---------        --------------------------------------------   --------------   ---------
                      $      0   33                                                   $           0
--------   --------  ---------        --------------------------------------------   --------------   ---------
                      $      0   34                                                   $           0
--------   --------  ---------        --------------------------------------------   --------------   ---------
$ 73,579   $      0  ($ 73,579)  35       TOTAL EXPENSES                              $  10,027,199   $       0
--------   --------  ---------                                                       --------------   ---------

($48,625)  $      0  ($ 48,625)  36 SUBTOTAL                                         ($  22,050,069)  $       0
--------   --------  ---------                                                       --------------   ---------
                                    REORGANIZATION ITEMS:
$247,647             ($247,647)  37   Professional Fees                              ($   5,391,726)
--------   --------  ---------                                                       --------------   ---------
                      $      0   38   Provisions for Rejected Executory Contracts     $           0
--------   --------  ---------                                                       --------------   ---------
$ 42,685              $ 42,685   39   Interest Earned on Accumulated Cash from        $     188,935
--------   --------  ---------                                                       --------------   ---------
                                      Resulting Chp 11 Case                           $           0
                                                                                     --------------
$      0              $      0   40   Gain or (Loss) from Sale of Equipment          ($  61,856,754)
--------   --------  ---------                                                       --------------   ---------
                      $      0   41   U.S. Trustee Quarterly Fees                    ($      47,000)
--------   --------  ---------                                                       --------------   ---------
                      $      0   42                                                   $           0
--------   --------  ---------        --------------------------------------------   --------------   ---------

$290,332   $      0   $290,332   43        TOTAL REORGANIZATION ITEMS                ($  67,106,545)  $       0
--------   --------  ---------                                                       --------------   ---------

$241,707   $      0   $241,707   44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES   ($  89,156,614)  $       0
--------   --------  ---------                                                       --------------   ---------
                      $      0   45   Federal & State Income Taxes
--------   --------  ---------                                                       --------------   ---------

$241,707   $      0   $241,707   46 NET PROFIT (LOSS)                                ($  89,156,614)  $       0
========   ========  =========                                                       ==============   =========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

                                   0-30 DAYS  31-60 DAYS  61-90 DAYS  91+ DAYS   TOTAL
                                   ---------  ----------  ----------  --------   -----
TAXES PAYABLE
FEDERAL
       Income Tax Withholding                                                   $     0
                                   ---------  ----------  ----------  --------  -------
       FICA - Employee                                                          $     0
                                   ---------  ----------  ----------  --------  -------
       FICA - Employer                                                          $     0
                                   ---------  ----------  ----------  --------  -------
       Unemployment (FUTA)                                                      $     0
                                   ---------  ----------  ----------  --------  -------
       Income                                                                   $     0
                                   ---------  ----------  ----------  --------  -------
       Other (Attach List)                                                      $     0
                                   ---------  ----------  ----------  --------  -------
TOTAL FEDERAL TAXES                $       0  $        0  $        0  $      0  $     0
                                   ---------  ----------  ----------  --------  -------
STATE AND LOCAL
       Income Tax Withholding                                                   $     0
                                   ---------  ----------  ----------  --------  -------
       Unemployment (UT)                                                        $     0
                                   ---------  ----------  ----------  --------  -------
       Disability Insurance (DI)                                                $     0
                                   ---------  ----------  ----------  --------  -------
       Empl. Training Tax (ETT)                                                 $     0
                                   ---------  ----------  ----------  --------  -------
       Sales                                                                    $     0
                                   ---------  ----------  ----------  --------  -------
       Excise                                                                   $     0
                                   ---------  ----------  ----------  --------  -------
       Real property                                                            $     0
                                   ---------  ----------  ----------  --------  -------
       Personal property                                                        $     0
                                   ---------  ----------  ----------  --------  -------
       Income                                                                   $     0
                                   ---------  ----------  ----------  --------  -------
       Other (Attach List)                                                      $     0
                                   ---------  ----------  ----------  --------  -------
TOTAL STATE & LOCAL TAXES          $       0  $        0  $        0  $      0  $     0
                                   ---------  ----------  ----------  --------  -------
TOTAL TAXES                        $       0  $        0  $        0  $      0  $     0
                                   =========  ==========  ==========  ========  =======

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                 CLAIMED       ALLOWED
                                                 AMOUNT       AMOUNT (b)
                                                 ------       ---------
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -
       Secured claims  (a)
                                               -----------  -------------
       Priority claims other than taxes
                                               -----------  -------------
       Priority tax claims
                                               -----------  -------------
       General unsecured claims
                                               -----------  -------------

(a)   List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                              ACCOUNT 1          ACCOUNT 2          ACCOUNT 3          ACCOUNT 4
                                              ---------          ---------          ---------          ---------
Bank
                                          -----------------  -----------------  -----------------  -----------------
Account Type
                                          -----------------  -----------------  -----------------  -----------------
Account No.
                                          -----------------  -----------------  -----------------  -----------------
Account Purpose
                                          -----------------  -----------------  -----------------  -----------------
Balance, End of Month
                                          -----------------  -----------------  -----------------  -----------------
Total Funds on Hand for all Accounts      $               0
                                          =================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                 INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENT
                       FOR THE MONTH ENDED_______________

                                                                                        Actual                  Cumulative
                                                                                     Current Month            (Case to Date)
                                                                                     -------------             ------------
CASH RECEIPTS
         Rent/Leases Collected
                                                                                -----------------------   ----------------------
         Cash Received from Sales                                               $                     0
                                                                                -----------------------   ----------------------
         Interest Received                                                      $                     0
                                                                                -----------------------   ----------------------
         Borrowings
                                                                                -----------------------   ----------------------
         Funds from Shareholders, Partners, or Other Insiders
                                                                                -----------------------   ----------------------
         Capital Contributions
                                                                                -----------------------   ----------------------

         ------------------------------------------------------------------     -----------------------   ----------------------

         ------------------------------------------------------------------     -----------------------   ----------------------

         ------------------------------------------------------------------     -----------------------   ----------------------

         ------------------------------------------------------------------     -----------------------   ----------------------

         ------------------------------------------------------------------     -----------------------   ----------------------

               TOTAL CASH RECEIPTS                                              $                     0   $                    0
                                                                                -----------------------   ----------------------
CASH DISBURSEMENTS
         Payments for Inventory                                                                       0
                                                                                -----------------------   ----------------------
         Selling                                                                $                     0
                                                                                -----------------------   ----------------------
         Administrative                                                         $                     0
                                                                                -----------------------   ----------------------
         Capital Expenditures
                                                                                -----------------------   ----------------------
         Principal Payments on Debt
                                                                                -----------------------   ----------------------
         Interest Paid                                                          $                     0
                                                                                -----------------------   ----------------------
         Rent/Lease:
               Personal Property

                                                                                -----------------------   ----------------------
               Real Property

                                                                                -----------------------   ----------------------
         Amount Paid to Owner(s)/Officer(s)
               Salaries

                                                                                -----------------------   ----------------------
               Draws

                                                                                -----------------------   ----------------------
               Commissions/Royalties

                                                                                -----------------------   ----------------------
               Expense Reimbursements

                                                                                -----------------------   ----------------------
               Other

                                                                                -----------------------   ----------------------
         Salaries/Commissions (less employee withholding)
                                                                                -----------------------   ----------------------
         Management Fees

                                                                                -----------------------   ----------------------
         Taxes:
               Employee Withholding

                                                                                -----------------------   ----------------------
               Employer Payroll Taxes

                                                                                -----------------------   ----------------------
               Real Property Taxes

                                                                                -----------------------   ----------------------
               Other Taxes

                                                                                -----------------------   ----------------------
         Other Cash Outflows:

                                                                                -----------------------   ----------------------

               ------------------------------------------------------------     -----------------------   ----------------------

               ------------------------------------------------------------     -----------------------   ----------------------

               ------------------------------------------------------------     -----------------------   ----------------------

               ------------------------------------------------------------     -----------------------   ----------------------

               ------------------------------------------------------------     -----------------------   ----------------------

               TOTAL CASH DISBURSEMENTS:                                        $                     0   $                    0
                                                                                -----------------------   ----------------------
NET INCREASE (DECREASE) IN CASH                                                 $                     0   $                    0
                                                                                -----------------------   ----------------------
CASH BALANCE, BEGINNING OF PERIOD

                                                                                -----------------------   ----------------------
CASH BALANCE, END OF PERIOD                                                     $                     0   $                    0
                                                                                =======================   ======================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENT
                          FOR THE MONTH ENDED 07/31/04

                                                                                                 ACTUAL          CUMULATIVE
                                                                                              CURRENT MONTH    (CASE TO DATE)
                                                                                              -------------    --------------
CASH FLOWS FROM OPERATING ACTIVITIES
       Cash Received from Sales                                                                                 $   7,991,102
                                                                                              -------------    --------------
       Rent/Leases Collected                                                                                    $     580,159
                                                                                              -------------    --------------
       Interest Received & Other                                                               $    523,078     $     760,193
                                                                                              -------------    --------------
       Cash Paid to Suppliers                                                                                   $   1,638,489
                                                                                              -------------    --------------
       Cash Paid for Selling Expenses                                                                           $     821,150
                                                                                              -------------    --------------
       Cash Paid for Administrative Expenses                                                   $     26,654     $     706,268
                                                                                              -------------    --------------
       Cash Paid for Rents/Leases:
                                                                                                               --------------
            Personal Property                                                                                   $      28,009
                                                                                              -------------    --------------
            Real Property                                                                                       $   1,677,323
                                                                                              -------------    --------------
       Cash Paid for Interest                                                                                   $           0
                                                                                              -------------    --------------
       Cash Paid for Net Payroll and Benefits                                                  $     22,925     $   1,836,634
                                                                                              -------------    --------------
       Cash Paid to Owner(s)/Officer(s)                                                                         $           0
                                                                                                               --------------
            Salaries                                                                           $     30,000     $     581,351
                                                                                              -------------    --------------
            Draws                                                                                               $           0
                                                                                              -------------    --------------
            Commissions/Royalties                                                                               $           0
                                                                                              -------------    --------------
            Expense Reimbursements                                                                              $           0
                                                                                              -------------    --------------
            Other                                                                                               $           0
                                                                                              -------------    --------------
       Cash Paid for Taxes Paid/Deposited to Tax Acct.                                                          $           0
                                                                                                               --------------

            Employer Payroll Tax                                                               $        767     $     196,760
                                                                                              -------------    --------------
            Employee Withholdings                                                                               $           0
                                                                                              -------------    --------------
            Real Property Taxes                                                                                 $           0
                                                                                              -------------    --------------
            Other Taxes (includes withholding taxes paid on UMC shares)                                         $   3,242,465
                                                                                              -------------    --------------
       Cash Paid for General Expenses                                                          $     23,310     $     957,162
                                                                                              -------------    --------------
            Rebates                                                                                             $     600,459
       ------------------------------------------------------------------------------------   -------------    --------------

       ------------------------------------------------------------------------------------   -------------    --------------

       ------------------------------------------------------------------------------------   -------------    --------------

       ------------------------------------------------------------------------------------   -------------    --------------

       ------------------------------------------------------------------------------------   -------------    --------------

       ------------------------------------------------------------------------------------   -------------    --------------

            NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS       $    419,422    ($   2,954,616)
                                                                                              -------------    --------------
CASH FLOWS FROM REORGANIZATION ITEMS

       Interest Received on Cash Accumulated Due to Chp 11 Case                                $     42,685     $     188,935
                                                                                              -------------    --------------
       Professional Fees Paid for Services in Connection with Chp 11 Case                      $  1,290,827     $   6,138,020
                                                                                              -------------    --------------
       U.S. Trustee Quarterly Fees                                                             $      5,750     $      49,500
                                                                                              -------------    --------------
       KERP/PTO & Severance payments                                                                            $   3,000,000
                                                                                              -------------    --------------
       Net cash (received)/paid related to sold/discontinued product lines                     $    627,548     $           0
                                                                                              -------------------------------

            NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                  ($  1,881,440)   ($   8,998,585)
                                                                                              -------------    --------------

NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                    ($  1,462,018)   ($  11,953,201)
                                                                                              -------------    --------------

CASH FLOWS FROM INVESTING ACTIVITIES

       Capital Expenditures                                                                                     $           0
                                                                                              -------------    --------------
       Proceeds from Sales of Capital Goods due to Chp 11 Case                                                  $  45,294,289
                                                                                              -------------    --------------
       Proceeds from UMC sales                                                                                  $  64,842,259
                                                                                              -------------    --------------
            NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                   $          0     $ 110,136,548
                                                                                              -------------    --------------
CASH FLOWS FROM FINANCING ACTIVITIES

       Net Borrowings (Except Insiders)                                                                         $           0
                                                                                              -------------    --------------
       Net Borrowings from Shareholders, Partners, or Other Insiders                                            $           0
                                                                                              -------------    --------------
       Capital Contributions                                                                                    $           0
                                                                                              -------------    --------------
       Principal Payments                                                                                       $  21,563,386
                                                                                              -------------    --------------
                                                                                                                $           0
                                                                                              -------------    --------------

            NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                   $          0    ($  21,563,386)
                                                                                              -------------    --------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                          ($  1,462,018)    $  76,619,961
                                                                                              -------------    --------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                $ 81,146,864     $   3,064,884
                                                                                              -------------    --------------
CASH AND CASH EQUIVALENTS AT END OF MONTH                                                      $ 79,684,846     $  79,684,845
                                                                                              =============    ==============

                                                                       Exhibit 1

SONICblue, Inc
Professional Payments

                 Vendor                                      Date          Total
------------------------------------------------------------------------------------
Levene, Bender, Neale, Rankin & Bill LLP                    7/20/04      $194,414.67
Pillsbury Winthrop LLP                                      7/20/04    $1,079,282.51
Stuart Maue                                                 7/21/04       $17,130.20

                                                            ------------------------
Total                                                                  $1,290,827.38
                                                            ========================

                                                                       Exhibit 2

SONICblue, Inc
Payments to Officers

    Name                             7/7/2004      7/16/2004       7/30/2004       Total
-------------------------------------------------------------------------------------------
Smith, Marcus                       $10,500.00     $11,500.00      $8,000.00     $30,000.00

                                    -------------------------------------------------------
Total                                                                            $30,000.00
                                    =======================================================